3Q 2015 Earnings Investor Presentation October 28, 2015

2 3Q 2015 EARNINGS CONFERENCE CALL DETAIL Conference Call: Wednesday, Oct. 28, 2015 9:00 a.m. Eastern Time Live Dial-In: 888-740-6143 or 913-312-1448 (Call in 10 minutes prior to be included) Conference ID: Timken Earnings Call Conference Call Replay: Replay Dial-In available through Nov. 11, 2015 888-203-1112 or 719-457-0820 Replay Passcode: 9912233 Live Webcast: www.timken.com/investors

3 FORWARD-LOOKING STATEMENTS SAFE HARBOR AND NON-GAAP FINANCIAL INFORMATION Certain statements in this presentation (including statements regarding the company's forecasts, beliefs, estimates and expectations) that are not historical in nature are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, the statements related to Timken’s plans, outlook, future financial performance, targets, projected sales, cash flows, liquidity and expectations regarding the future financial performance of the company, including the information under the headings, “Completed Acquisition of Carlstar Belts”, “Global Macro Environment Weakening”, “Focus on Margin Enhancement and Cash Flow”, “Aerospace Restructuring Update”, “2015 Outlook Update”, “Our Focus”, “3Q 2015 Net Income and Diluted EPS”, “Capital Allocation” and “2015 Full-Year Outlook” are forward-looking. The company cautions that actual results may differ materially from those projected or implied in forward-looking statements due to a variety of important factors, including: the finalization of the company's financial statements for the third quarter of 2015; the company’s ability to respond to the changes in its end markets that could affect demand for the company’s products; unanticipated changes in business relationships with customers or their purchases from the company; changes in the financial health of the company’s customers, which may have an impact on the company’s revenues, earnings and impairment charges; fluctuations in raw-material and energy costs; the impact of the company’s last-in, first-out accounting; weakness in global or regional economic conditions and financial markets; fluctuations in currency valuations; changes in the expected costs associated with product warranty claims; the ability to integrate acquired companies to achieve satisfactory operating results; the impact on operations of general economic conditions; fluctuations in customer demand; the impact on the company’s pension obligations due to the changes in interest rates, investment performance and other tactics designed to reduce risk and the company’s ability to complete and achieve the benefits of its announced plans, programs, initiatives and capital investments. Additional factors are discussed in the company’s filings with the Securities and Exchange Commission, including the company’s annual report on Form 10-K for the year ended Dec. 31, 2014, quarterly reports on Form 10-Q and current reports on Form 8-K. Except as required by the federal securities laws, the company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation includes certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission. Reconciliation of those measures to the most directly comparable GAAP equivalents are provided in the Appendix to this presentation.

4 3Q 2015 SUMMARY • Sales of $707 million decreased 10% from prior year, or down just under 5% excluding currency of around 5%  Process Industries sales down 14%; down 9% excluding currency of 5%  Mobile Industries sales down 7%; down 1% excluding currency of 6% • Net income per share from continuing operations of $0.75 versus net loss of $0.12 in same quarter last year  3Q-15 adjusted EPS of $0.55, compared with $0.77 last year  Adjusted EBIT margin of 10.8% • Capital Allocation  Purchased 1.55 million shares in the quarter  Completed belts acquisition  Ended the quarter at ~29% net debt-to-capital • Strong Free Cash Flow  Generated $119 million of free cash flow See Appendix for reconciliation of adjusted EPS, adjusted EBIT margins, net debt–to-capital and free cash flow to their most directly comparable GAAP equivalents.

5 • A leading North American supplier of power transmission belts for industrial, commercial and consumer applications • Business founded over 100 years ago; headquartered in Springfield, MO • Portfolio features more than 20,000 parts engineered for demanding applications • Expected revenue split 65%/35% between Mobile and Process Industries • Closed on September 1st Key Metrics* ($M) Revenue $140 Adj. EBITDA $22 % Margin 16% # of Employees ~750 *Trailing 12-months as of June 30, 2015 Key Market Sectors Agriculture Outdoor Power Consumer Outdoor Power Commercial Power Sports Industrial Distribution COMPLETED ACQUISITION OF NEW BELTS BUSINESS

6 QUARTERLY SALES TREND YEAR-OVER-YEAR -2% 0% 8% 4% 3% -3% -5% -6% -4% -2% 0% 2% 4% 6% 8% 10% 1Q-2014 2Q-2014 3Q-2014 4Q-2014 1Q-2015 2Q-2015 3Q-2015 All periods are excluding currency See Appendix for reconciliation of net sales excluding the impact of currency to net sales.

7 GLOBAL MACRO ENVIRONMENT WEAKENING* • Decelerating end markets in China • Industrial distribution weak • De-stocking • Agriculture, mining, metals and oil & gas markets at very low levels • Wind and rail growth moderating • Automotive, heavy truck and Europe stable *Outlook as of October 28, 2015.

8 FOCUS ON MARGIN ENHANCEMENT AND CASH FLOW • Ongoing actions to reduce costs  Material costs declining; YoY benefit expected to extend into 1H’16  Reducing headcount in manufacturing plants  Driving enterprise-wide operational excellence  Continued SG&A improvements • Continue to optimize our manufacturing footprint  Leveraging global capabilities, shifting production to lower-cost operations  Recently broke ground on expansion in Jamshedpur, India, to serve Mobile Industries globally • 2015 cash flow conversion greater than 110%  Managing working capital while investing for out-growth and cost reduction 2015 Cost-Savings Ramping; Expect Initiatives to Generate Savings >$60M

9 IMPROVING COST STRUCTURE - SG&A $141.8 $136.8 $132.2 $131.7 $128.5 $126.1 $120.7 $110 $115 $120 $125 $130 $135 $140 $145 1Q-2014 2Q-2014 3Q-2014 4Q-2014 1Q-2015 2Q-2015 3Q-2015* ($M) Continuing to Reduce Expense While Investing in DeltaX Percent of Sales 19.2% 17.3% 16.8% 17.3% 17.8% 17.3% 17.1% *Includes one month of sales and SG&A expense from belts acquisition.

10 AEROSPACE RESTRUCTURING UPDATE Last year, we Launched an Aerospace Performance Improvement Plan: Initiative Status Eliminate the segment and leadership positions, consolidate into Mobile Industries Completed Phase I in Q1’15; Phase II to be complete in Q1’16 Drive margin improvement, operational excellence and outgrowth initiatives Ongoing; margins within Mobile targeted range of 10-13% Close Engine Overhaul Operations Completed in Q4’14 Seek strategic alternatives for PMA Aftermarket Parts Business Business sold for $45M (>2x revenue) in Oct. ’15 Close aerospace bearing plant in the United Kingdom In process; closure expected in 2016 Strong Market Position in 2 Product Categories with ~$230M(1) of Revenue Aero Bearings & Repair Aero Gears/Drives & Repair (1) Based on 2015 pro-forma sales minus divestitures made in the last twelve months.

11 2015 OUTLOOK UPDATE Sales $2.85B $2.83B Organic -2 to -3% -4.5% •Weaker end-market demand and de-stocking Inorganic NM +1.5% • Belts acquisition Currency -5% -5% Total -7 to -8% -8% Earnings (EPS) $2.10-$2.20 $2.05-$2.10 July Outlook October Outlook Change Reflects •Driven by lower volume and mix

12 OUR FOCUS • Respond to uncertain macro environment • Drive margin enhancement/competitiveness initiatives Operational excellence  SG&A efficiency • Continue to build our pipeline of out-growth initiatives • Capital Allocation

Financial Review

14 3Q 2015 FINANCIAL HIGHLIGHTS - SALES • Sales of $707 million, down 10% from a year ago  Excluding currency impact of ~5.5%, sales declined ~4.5%  Decline driven by weakness across industrial end markets partially offset by growth in automotive and rail, and the benefit of acquisitions 3Q ’15 3Q ’14 $707.4 $788.0 $ B/(W) Sales % B/(W) $(80.6) (10.0)% ($M) 3Q 2014 Currency Organic Acquisitions 3Q 2015 $(49) $12 $788 $707 $(44) 3Q-2015 Excluding vs. impact Region 3Q-2014 of currency NA -6% -5% EMEA -14% 3% APAC -21% -16% LatAm -9% 9% Geographic Sales Comparison

15 3Q 2015 FINANCIAL HIGHLIGHTS - ADJUSTED EBIT 3Q ’15 3Q ’14 $707.4 $788.0 $ B/(W) Sales % B/(W) $(80.6) (10.0)% 195.4 225.5 Gross Profit 120.7 132.2 SG&A 99.4 Impairment & restructuring $(4.3) EBIT ($M) % of sales 17.1% 16.8% % of sales 27.6% 28.6% (100) bps (30) bps See Appendix for reconciliation of EBIT, adjusted EBIT, and EBIT and adjusted EBIT margins to their most directly comparable GAAP equivalents. (1) Includes rationalization costs recorded in cost of products sold. 1.8 11.5 4.4 $65.9 (0.8) $70.2 (30.1) -- Pension settlement charges 3.6 Other (expense) income, net - Impairment & restructuring(1) - Pension settlement charges Adjustments: $76.2 $115.2 EBIT after adjustments $(39.0) 10.8% 14.6% EBIT Margins (380) bps -- 119.5 4.8 3.6 - Acquisition one-time charges 1.9 --

16 3Q 2015 EARNINGS COMPARISON • Adjusted EBIT of $76.2 million or 10.8% of sales compares with $115.2 million or 14.6% of sales in the same period a year ago  Driven by the impact of lower volume, unfavorable price/mix and currency, partially offset by favorable material and operating costs and lower SG&A expenses Certain data contained in the graph above has been rounded for presentation purposes. See Appendix for reconciliations of adjusted EBIT and adjusted EBIT margin to their most directly comparable GAAP equivalents. 3Q 2014 Currency Volume Price / Mix Costs of Production SG&A Expenses Acquisitions 3Q 2015 Adjusted EBIT - ($M) $115 $76 $(15) $(34) $1 $8 $1 Lower sales volume and unfavorable price/mix Lower material and operating costs mostly offset by the impact of lower production volume

17 3Q 2015 NET INCOME AND DILUTED EPS 3Q ’15 $63.4 $0.75 Net Income from Continuing Operations - Benefit from income taxes Net Income, after adjustments $46.7 $0.55 $M EPS (27.0) 3Q ’14 $(10.9) $(0.12) $70.0 $0.77 EPS (38.6) Adjusted tax rate: Quarter 30% 34% - Impairment/restructuring & other 4.8 119.5 0.06 (0.32) (0.44) • EPS benefited from share buyback program, including 1.55 million shares repurchased in the third quarter • Adjusted tax rate of 30% in 3Q’15 driven by geographic mix of earnings  Expect adjusted tax rate of ~31% in 4Q’15 and 31% for full year 2015  Large pension charge in 1Q’15 driving negative GAAP tax rate (estimated tax benefit on pre-tax income) for the full year 2015 1.33 - Pension settlement charges 3.6 -- 0.04 - Acquisition one-time charges 1.9 0.02 -- -- -- $M

18 MOBILE INDUSTRIES Heavy Truck Automotive Aerospace Rail ($M) 2015 2014 Change Sales $396.4 $427.0 $(30.6) EBIT $43.0 $(63.4)* $106.4 Margin 10.8% (14.8)%* NM Adjusted(1): EBIT $46.1 $56.5 $(10.4) Margin 11.6% 13.2% (160) bps 3Q YOY Commentary 3Q Performance • Sales down 7%; excluding currency of 6%, sales down 1%  Driven by lower off-highway and aerospace demand, partially offset by growth in automotive and rail, and the benefit of acquisitions • Decrease in adjusted EBIT driven by the impact of lower volume, unfavorable price/mix and currency, partially offset by favorable material and operating costs and lower SG&A expenses Off-Highway Currency Down ~3% -5% (1) See Appendix for reconciliations of adjusted EBIT and adjusted EBIT margins to their most directly comparable GAAP equivalents. 3Q YOY Sales Walk Sales: Down ~8% 2015 Full-Year Outlook 3Q 2014 Currency Organic Acquisitions 3Q 2015 $(10) $5 $427 $396 $(26) *Includes impact from aerospace restructuring.

19 PROCESS INDUSTRIES Original Equipment Aftermarket ($M) 2015 2014 Change Sales $311.0 $361.0 $(50.0) EBIT $43.1 $74.4 $(31.3) Margin 13.9% 20.6% (670) bps Adjusted(1): EBIT $45.4 $74.0 $(28.6) Margin 14.6% 20.5% (590) bps 3Q YOY Commentary 3Q Performance • Sales down 14%; excluding currency of 5%, sales down 9%  Driven by weaker demand in the industrial aftermarket and heavy industries, partially offset by the benefit of acquisitions • Decrease in adjusted EBIT driven by the impact of lower volume, unfavorable price/mix, currency and higher bad debt expense, partially offset by favorable material and operating costs and lower SG&A expenses (1) See Appendix for reconciliations of adjusted EBIT and adjusted EBIT margins to their most directly comparable GAAP equivalents. 3Q YOY Sales Walk Sales: Down ~8% 2015 Full-Year Outlook Currency Down ~3% -5% 3Q 2014 Currency Organic Acquisitions 3Q 2015 $(39) $7 $361 $311 $(18)

20 3Q 2015 CASH FLOW OVERVIEW 3Q ’15 3Q ’14 $64.5 $(10.2) Income from Continuing Operations $140.8 $90.3 Cash from operations (15.2) 28.8 Change in working capital (trade) (13.1) (11.4) Income taxes 32.2 1.0 Depreciation & amortization $119.2 $51.7 Free cash flow 6.9 Pension/OPEB expense, net of contributions / payments 34.1 (38.6) (21.6) Capital Expenditures 21.5 Other ($M) (6.0) -- Impairment charges 98.0 Strong Free Cash Flow in the Quarter

21 $46 $236 $555 0% 10% 20% 30% 40% $0 $200 $400 $600 $800 2013 2014 3Q 2015 2015 2016 Capital Expenditures Dividend Share Repurchases Acquisitions Framework: Capital Structure Cash $170 Debt 725 Net Debt 555 Equity 1,352 Net Capital $1,907 Leverage Total Debt/Capital 35% Net Debt/Capital 29% ($M) ($M) Balance Sheet (9/30/15) Net Debt/Capital See Appendix for reconciliations of Net Debt and Net Debt/Capital to their most directly comparable GAAP equivalents. CAPITAL ALLOCATION Net Debt Net Debt/ Capital 13% 2% 29% Target: 30 – 40% Highlights: • CapEx of ~$22 million in the quarter • Dividend of $0.26 per share, or $21.7 million, paid in 3Q-15; represents current yield of ~3.5% • Completed belts acquisition for $220M • Repurchased 1.55 million common shares in 3Q-15 for $50.7 million; remaining share repurchase authorization of 3.0 million shares

2015 Full-Year Outlook

Net Sales (vs. 2014)	Organic / Inorganic	Currency	
Mobile Industries	Down ~3%	(5)%	Down ~8%
Process Industries	Down ~3%	(5)%	Down ~8%
Timken	Down ~3%	(5)%	**Down ~8%**
Earnings Per Share (EPS) - GAAP			**$0.65 - $0.70**
Includes (expense) / income:			
- Pension settlement charges (non-cash)			$(1.65)
- Impairment and other restructuring charges			$(0.20)
- Acquisition related one-time costs			$(0.05)
- Divestiture of aerospace PMA business			$0.25
- Discrete tax accrual adjustments			$0.25
Adjusted EPS - excluding unusual items			**$2.05 - $2.10**
Free Cash Flow (FCF)			**>$200M**
FCF Conversion[(1)]			**>1.1x**

- Sales down approximately 8%
  - Negative impact from currency of 5%
  - Declines in agriculture, heavy industries, aerospace and the industrial aftermarket, partially offset by growth in wind energy, rail, military marine and automotive
- GAAP EPS estimate of $0.65 to $0.70 per diluted share
- Adjusted EPS estimate of $2.05 to $2.10 per diluted share excluding unusual items
- Free Cash Flow of >$200 million
  - Assumes CapEx of ~3.5% of sales

(1) Adjusted net income divided by free cash flow. Adjusted net income excludes pension liability settlement charges, cost-reduction and plant rationalizations costs and discrete tax accrual adjustments identified above. Free cash flow is defined as net cash provided by operating activities (includes pension contributions) minus capital expenditures.

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Appendix

GAAP RECONCILIATION:
NET INCOME & EPS

Reconciliations of Adjusted Net Income from Continuing Operations to GAAP Income (Loss) from Continuing Operations and Adjusted Earnings Per Share to GAAP Earnings (Loss) Per Share:

(Unaudited)

These reconciliations are provided as additional relevant information about the Company's performance. Management believes that adjusted net income from continuing operations and diluted earnings (loss) per share, adjusted to remove: (a) pension settlement charges; (b) impairment and restructuring charges; (c) acquisition related charges; and (d) benefit from income taxes are representative of the Company's performance and therefore useful to investors.

(Dollars in millions, except share data)	**Three Months Ended September 30,**			
	2015	**EPS**	2014	EPS
Income (Loss) from Continuing Operations	**$ 64.5**		$ (10.2)	
Less: Net Income Attributable to Noncontrolling Interest	**1.1**		0.7	
Net Income (Loss) from Continuing Operations attributable to The Timken Company	**$ 63.4**	**$ 0.75**	$ (10.9)	$ (0.12)
Adjustments:				
Pension settlement charges [(1)]	**$ 3.6**	**$ 0.04**	$ -	$ -
Impairment and restructuring charges [(2)]	**4.8**	**0.06**	119.5	1.33
Acquisition related charges [(3)]	**1.9**	**0.02**	-	-
Benefit from income taxes [(4)]	**(27.0)**	**(0.32)**	(38.6)	(0.44)
Total Adjustments:	**(16.7)**	**(0.20)**	80.9	0.89
Adjusted Net Income from Continuing Operations	**$ 46.7**	**$ 0.55**	$ 70.0	$ 0.77

[(1)] Pension settlement charges primarily related to the purchase of a group annuity contract from Prudential on January 23, 2015, that requires Prudential to pay and administer future pension benefits for approximately 5,000 U.S. Timken retirees, as well as lump sum distributions to new retirees during the first nine months of 2015.

[(2)] Impairment and restructuring charges, including rationalization costs recorded in cost of products sold, related to plant closures, the rationalization of certain plants and severance related to cost reduction initiatives.

[(3)] Acquisition related charges related to the acquisition of the Carlstar Belts Business.

[(4)] Benefit from income taxes includes the tax impact on pre-tax special items, the impact of discrete tax items recorded during the respective periods, as well as adjustments to reflect the use of one overall effective tax rate on adjusted pre-tax income in interim periods.

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GAAP Reconciliation:
Consolidated EBIT & EBIT Margin

Reconciliation of EBIT to GAAP Net Income (Loss), and EBIT Margin, After Adjustments, to Net Income (Loss) as a Percentage of Sales and EBIT, After Adjustments, to Net Income (Loss):
(Unaudited)

The following reconciliation is provided as additional relevant information about the Company's performance. Management believes consolidated earnings (loss) before interest and taxes (EBIT) is representative of the Company's performance and that it is appropriate to compare GAAP net income (loss) to consolidated EBIT. Management also believes that EBIT and EBIT margin, after adjustments, are representative of the Company's core operations and therefore useful to investors.

(Dollars in millions, except share data)	**Three Months Ended September 30,**					
		2015	**Percentage to Net Sales**		2014	Percentage to Net Sales
Net Income (Loss)	$	64.5	9.1 %	$	(21.2)	(2.7)%
Income From Discontinued Operations, net of income taxes		—	—%		11.0	1.4 %
Benefit from income taxes		(6.6)	(0.9)%		(2.2)	(0.3)%
Interest expense		8.6	1.2 %		9.1	1.2 %
Interest income		(0.6)	(0.1)%		(1.0)	(0.1)%
Consolidated earnings (loss) before interest and taxes (EBIT)	$	65.9	9.3 %	$	(4.3)	(0.5)%
Adjustments:						
Pension settlement charges [1]	$	3.6	0.5 %	$	-	—%
Impairment and restructuring charges [2]		4.8	0.7 %		119.5	15.1 %
Acquisition related charges [3]		1.9	0.3 %		—	—%
Total Adjustments		10.3	1.5 %		119.5	15.1 %
Consolidated earnings before interest and taxes (EBIT), after adjustments	$	76.2	10.8 %	$	115.2	14.6 %

[1] Pension settlement charges primarily related to the purchase of a group annuity contract from Prudential on January 23, 2015, that requires Prudential to pay and administer future pension benefits for approximately 5,000 U.S. Timken retirees, as well as lump sum distributions to new retirees during the first nine months of 2015.

[2] Impairment and restructuring charges, including rationalization costs recorded in cost of products sold, related to plant closures, the rationalization of certain plants, and severance related to cost reduction initiatives.

[3] Acquisition related charges related to the acquisition of the Carlstar Belts Business.

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26 GAAP RECONCILIATION: NET DEBT (Unaudited) (Dollars in millions) September 30, 2015 December 31, 2014 December 31, 2013 Short-term debt, including current portion of long-term debt 98.7$ 8.0$ 269.3$ Long-term debt 625.9 522.1 176.4 Total Debt 724.6$ 530.1$ 445.7$ Less: Cash, cash equivalents and restricted cash (169.8) (294.1) (399.7) Net Debt 554.8$ 236.0$ 46.0$ Total equity 1,351.6$ 1,589.1$ 2,648.6$ Ratio of Total Debt to Capital 34.9% 25.0% 14.4 % Ratio of Net Debt to Capital 29.1% 12.9% 1.7 % Reconciliation of Total Debt to Net Debt and the Ratio of Net Debt to Capital: This reconciliation is provided as additional relevant information about the Company's financial position. Capital, used for the ratio of total debt to capital, is defined as total debt plus total shareholders' equity. Capital, used for the ratio of net debt to capital, is defined as total debt less cash, cash equivalents and restricted cash plus total shareholders' equity. Management believes Net Debt is an important measure of the Company's financial position, due to the amount of cash and cash equivalents.

27 GAAP RECONCILIATION: FREE CASH FLOW (Unaudited) (Dollars in millions) 2015 2014 Net cash provided by operating activities from continuing operations 140.8$ 90.3$ Less: capital expenditures (21.6) (38.6) Free cash flow 119.2$ 51.7$ Three Months Ended September 30, Reconciliation of Free Cash Flow to GAAP Net Cash Provided by Operating Activities: Management believes that free cash flow is useful to investors because it is a meaningful indicator of cash generated from operating activities available for the execution of its business strategy.

28 GAAP RECONCILIATION: NET SALES (Unaudited) (Dollars in millions) March 31, 2013 June 30, 2013 September 30, 2013 December 31, 2013 March 31, 2014 June 30, 2014 September 30, 2014 December 31, 2014 March 31, 2015 June 30, 2015 September 30, 2015 Net Sales 763.2$ 791.2$ 731.5$ 749.5$ 736.8$ 789.2$ 788.0$ 762.2$ 722.5$ 728.0$ 707.4$ Add back: Currency Impact 7.2 (2.6) 2.2 3.5 8.2 2.3 2.5 18.4 33.6 39.3 43.8 Net Sales Excluding the Impact from Currency 770.4$ 788.6$ 733.7$ 753.0$ 745.0$ 791.5$ 790.5$ 780.6$ 756.1$ 767.3$ 751.2$ Year-over-Year change excluding impact from currency $ (18.2)$ 0.3$ 59.0$ 31.1$ 19.3$ (21.9)$ (36.8)$ Year-over-Year change excluding impact from currency % -2% 0% 8% 4% 3% -3% -5% This reconciliation is provided as additional relevant information about the Company's financial position. Management believes net sales excluding the impact from currency is an important measure of the Company's financial position, and therefore useful to investors. Reconciliation of Net Sales to Net Sales Excluding the Impact from Currency:

GAAP Reconciliation:
Segmented EBIT & EBIT Margin

Reconciliation of segment EBIT Margin, After Adjustments, to segment EBIT as a Percentage of Sales and segment EBIT, After Adjustments, to segment EBIT:

(Unaudited)

The following reconciliation is provided as additional relevant information about the Company's Mobile Industries and Process Industries segment performance. Management believes that segment EBIT and EBIT margin, after adjustments, are representative of the segment's core operations and therefore useful to investors.

Mobile Industries

(Dollars in millions)		Three Months Ended September 30, 2015	Percentage to Net Sales		Three Months Ended September 30, 2014	Percentage to Net Sales
Earnings (loss) before interest and taxes (EBIT)	$	43.0	10.8%	$	(63.4)	(14.8)%
Impairment and restructuring charges [(1)]		2.4	0.6 %		119.9	28.0 %
Acquisition related charges [(2)]		0.7	0.2 %		-	—%
Earnings before interest and taxes (EBIT), after adjustments	$	46.1	11.6%	$	56.5	13.2%

Process Industries

(Dollars in millions)		Three Months Ended September 30, 2015	Percentage to Net Sales		Three Months Ended September 30, 2014	Percentage to Net Sales
Earnings before interest and taxes (EBIT)	$	43.1	13.9%	$	74.4	20.6%
Impairment and restructuring charges [(1)]		1.8	0.6 %		(0.4)	(0.1)%
Acquisition related charges [(2)]		0.5	0.1 %		-	—%
Earnings before interest and taxes (EBIT), after adjustments	$	45.4	14.6%	$	74.0	20.5%

(1) Impairment and restructuring charges, including rationalization costs recorded in cost of products sold, related to plant closures, the rationalization of certain plants, and severance related to cost reduction initiatives.

(2) Acquisition related charges related to the acquisition of the Carlstar Belts Business.

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Stronger. By Design. TIMKEN